TIMKEN

Summary of Net Income, EBITDA and Adjusted EBITDA - 2019 and 2018 (1)
(Unaudited)
Management believes consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure that is useful to investors as it is representative of the Company's performance and that it is appropriate to compare GAAP net income to consolidated EBITDA. Management also believes that the non-GAAP measure of adjusted EBITDA is useful to investors as it is representative of the Company's core operations and is used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

	Three Months Ended	Three Months Ended	Three Months Ended	NIne Months Ended
(Dollars in millions)	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019
Net Income	$95.3	$94.9	$66.7	$256.9

Earnings before interest, taxes, depreciation and amortization (EBITDA)
Mobile	79.3	78.0	70.1	227.4
Process	127.6	125.7	116.5	369.8
Corporate (including pension-related costs)	(14.1)	(15.3)	(28.1)	(57.5)
Total Company EBITDA	$192.8	$188.4	$158.5	$539.7

Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
Mobile	$83.9	$78.6	$71.9	234.4
Process	131.2	129.7	119.2	380.1
Corporate	(12.7)	(11.5)	(9.8)	(34.0)
Total Company Adjusted EBITDA	$202.4	$196.8	$181.3	$580.5

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Twelve Months Ended
(Dollars in millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Net Income	$80.5	$91.9	$72.3	$60.8	$305.5

Earnings before interest, taxes, depreciation and amortization (EBITDA)
Mobile	69.9	72.8	68.4	61.1	272.2
Process	98.4	107.2	98.9	101.2	405.7
Corporate (including pension-related costs)	(14.1)	(12.7)	(23.0)	(24.4)	(74.2)
Total Company EBITDA	$154.2	$167.3	$144.3	$137.9	$603.7

Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
Mobile	70.6	73.2	70.3	65.0	279.1
Process	98.4	107.4	101.1	109.4	416.3
Corporate	(13.6)	(14.8)	(9.0)	(11.5)	(48.9)
Total Company Adjusted EBITDA	$155.4	$165.8	$162.4	$162.9	$646.5

(1) See succeeding schedules for non-GAAP reconciliations

1

TIMKEN

Summary of Net income, EBITDA and Adjusted EBITDA - 2017 through 2015 (1)
(Unaudited)
Management believes consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure that is useful to investors as it is representative of the Company's performance and that it is appropriate to compare GAAP net income to consolidated EBITDA. Management also believes that the non-GAAP measure of adjusted EBITDA is useful to investors as it is representative of the Company's core operations and is used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

(Dollars in millions)	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016 (MTM) (2)	Twelve Months Ended December 31, 2016 (As Originally Reported) (3)	Twelve Months Ended December 31, 2015 (MTM) (2)	Twelve Months Ended December 31, 2015 (As Originally Reported) (3)
Net Income	$202.3	$141.1	$152.9	$191.4	$(68.0)

Earnings before interest, taxes, depreciation and amortization (EBITDA)
Mobile	209.9	182.7	174.7	256.3	238.1
Process	288.6	233.3	228.3	266.5	255.3
Corporate (including pension-related costs CDSOA income, net of expenses)	(66.7)	(51.1)	(17.6)	(143.6)	(521.5)
Total Company EBITDA	$431.8	$364.9	$385.4	$379.2	$(28.1)

Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
Mobile	220.6	203.0	195.0	238.1	219.9
Process	288.9	244.0	239.0	285.7	274.5
Corporate	(44.7)	(41.6)	(47.0)	(42.6)	(55.5)
Total Company Adjusted EBITDA	$464.8	$405.4	$387.0	$481.2	$438.9

(1) See succeeding schedules for non-GAAP reconciliations

(2) These 2015 and 2016 results are depicted to incorporate the financial impact if mark-to-market accounting was adopted in that respective year (as in the Company's 2017 Form 10-K).

(3) These 2015 and 2016 results are as originally reported in the respective year (prior to the adoption of mark-to-market accounting).

2

TIMKEN

Reconciliation of EBITDA and Adjusted EBITDA to GAAP Net Income and EBITDA Margin and Adjusted EBITDA Margin, to Net Income as a Percentage of Sales:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's performance deemed useful to investors. Management believes consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure that is useful to investors as it is representative of the Company's performance and that it is appropriate to compare GAAP net income to consolidated EBITDA. Management also believes that the non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin are useful to investors as they are representative of the Company's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

	Three Months Ended March 31, 2019	Percentage to Net Sales	Three Months Ended June 30, 2019	Percentage to Net Sales	Three Months Ended September 30, 2019	Percentage to Net Sales	Nine Months Ended September 30, 2019	Percentage to Net Sales
(Dollars in millions)
Net Sales	$979.7		$1,000.0		$914.0		$2,893.7

Net Income	$95.3	9.7%	$94.9	9.5%	$66.7	7.3%	$256.9	8.9%
Provision for income taxes	41.3	4.2%	33.6	3.4%	35.5	3.9%	110.4	3.8%
Interest expense	18.0	1.8%	19.3	1.9%	18.2	2.0%	55.5	1.9%
Interest income	(1.3)	(0.1)%	(1.1)	(0.1)%	(1.1)	(0.1)%	(3.5)	(0.1)%
Depreciation and amortization	39.5	4.1%	41.7	4.1%	39.2	4.2%	120.4	4.2%
Consolidated EBITDA	$192.8	19.7%	$188.4	18.8%	$158.5	17.3%	$539.7	18.7%
Adjustments:
Impairment, restructuring and reorganization charges (1)	—	—%	2.2	0.2%	2.3	0.3%	4.5	0.2%
Property loss and related expenses (2)	6.0	0.6%	(0.2)	—%	0.7	0.1%	6.5	0.2%
Acquisition-related charges (3)	4.8	0.5%	3.1	0.3%	2.9	0.3%	10.8	0.4%
Brazil legal matter (4)	—	—%	3.3	0.4%	—	—%	3.3	0.1%
Gain on sale of real estate (5)	(1.7)	(0.2)%	—	—%	—	—%	(1.7)	(0.1)%
Corporate pension and other postretirement benefit related charges (6)	—	—%	—	—%	16.9	1.8%	16.9	0.6%
Tax indemnification and related items	0.5	0.1%	—	—%	—	—%	0.5	—%
Total Adjustments	9.6	1.0%	8.4	0.9%	22.8	2.5%	40.8	1.4%
Adjusted EBITDA	$202.4	20.7%	$196.8	19.7%	$181.3	19.8%	$580.5	20.1%

(1) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants and (iii) severance related to cost reduction initiatives. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(2)  Represents property loss and related expenses during the year (net of insurance proceeds) resulting from property loss that occurred during the first quarter of 2019 at one of the Company's warehouses in Knoxville, Tennessee and during the third quarter of 2019 at one of the Company's warehouses in Yantai, China.

(3) Acquisition-related charges in 2019 primarily related to the Rollon S.p.A. ("Rollon"), The Diamond Chain Company ("Diamond Chain"), and BEKA Lubrication ("BEKA") acquisitions, including transaction costs and inventory step-up impact.

(4) The Brazil legal matter represents expense recorded to establish a liability associated with an investigation into alleged antitrust violations in the bearing industry that was initiated in October 2014. Refer to the Contingencies footnote within the third quarter 2019 Form 10-Q for additional discussion.

(5) The gain on sale of real estate related to the sale of a manufacturing facility in Pulaski, Tennessee during the first quarter of 2019. This amount was recorded in other income.

(6) Corporate pension and other postretirement benefit related charges primarily represent actuarial (gains) and losses that resulted from the remeasurement of plan assets and obligations as a result of changes in assumptions. The Company recognizes actuarial (gains) and losses in connection with the annual remeasurement in the fourth quarter, or if specific events trigger a remeasurement.

3

TIMKEN

Reconciliation of EBITDA and Adjusted EBITDA to GAAP Net Income, EBITDA Margin and Adjusted EBITDA Margin, to Net Income as a Percentage of Sales:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's performance deemed useful to investors. Management believes consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure that is useful to investors as it is representative of the Company's performance and that it is appropriate to compare GAAP net income to consolidated EBITDA. Management also believes that the non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin are useful to investors as they are representative of the Company's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

	Three Months Ended March 31, 2018	Percentage to Net Sales	Three Months Ended June 30, 2018	Percentage to Net Sales	Three Months Ended September 30, 2018	Percentage to Net Sales	Three Months Ended December 31, 2018	Percentage to Net Sales	Twelve Months Ended December 31, 2018	Percentage to Net Sales
(Dollars in millions)
Net Sales	$883.1		$906.3		$881.3		$910.1		$3,580.8

Net Income	$80.5	9.1%	$91.9	10.1%	$72.3	8.2%	$60.8	6.7%	$305.5	8.5%
Provision for income taxes	28.3	3.2%	30.2	3.3%	25.0	2.8%	19.1	2.1%	102.6	2.9%
Interest expense	10.0	1.1%	10.7	1.2%	12.5	1.4%	18.5	2.1%	51.7	1.5%
Interest income	(0.4)	—%	(0.5)	—%	(0.6)	—%	(0.6)	(0.1)%	(2.1)	(0.1)%
Depreciation and amortization	35.8	4.1%	35.0	3.9%	35.1	4.0%	40.1	4.4%	146.0	4.1%
Consolidated EBITDA	$154.2	17.5%	$167.3	18.5%	$144.3	16.4%	$137.9	15.2%	$603.7	16.9%
Adjustments:
Impairment, restructuring and reorganization charges (1)	0.7	0.1%	0.7	0.1%	3.1	0.3%	2.6	0.3%	7.1	0.2%
Acquisition-related charges (2)	—	—%	0.2	—%	8.8	1.0%	11.6	1.3%	20.6	0.6%
Corporate pension and other postretirement benefit related charges (3)	0.2	—%	(2.4)	(0.3)%	5.3	0.6%	9.7	1.1%	12.8	0.4%
Tax indemnification and related items	0.3	—%	—	—%	0.3	—%	0.9	—%	1.5	—%
Loss on divestiture (4)	—	—%	—	—%	0.6	0.1%	0.2	—%	0.8	—%
Total Adjustments	1.2	0.1%	(1.5)	(0.2)%	18.1	2.0%	25.0	2.7%	42.8	1.2%
Adjusted EBITDA	$155.4	17.6%	$165.8	18.3%	$162.4	18.4%	$162.9	17.9%	$646.5	18.1%

(1) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants and (iii) severance related to cost reduction initiatives. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(2) Acquisition-related charges in 2018 primarily related to the ABC Bearings Limited ("ABC Bearings"), Apiary Investments Holdings Limited ("Cone Drive") and Rollon acquisitions, including transaction costs and inventory step-up impact.

(3) Corporate pension and other postretirement benefit related charges primarily represent actuarial (gains) and losses that resulted from the remeasurement of plan assets and obligations as a result of changes in assumptions. The Company recognizes actuarial (gains) and losses in connection with the annual remeasurement in the fourth quarter, or if specific events trigger a remeasurement.

(4) Loss on divestiture relates to the sale of Groeneveld Information Technology Holding B.V. (the "ICT Business").

4

TIMKEN

Reconciliation of EBITDA to GAAP Net Income, EBITDA Margin, After Adjustments, to Net Income as a Percentage of Sales, EBITDA, After Adjustments, to Net Income:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's performance deemed useful to investors. Management believes consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure that is useful to investors as it is representative of the Company's performance and that it is appropriate to compare GAAP net income to consolidated EBITDA. Management also believes that the non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin are useful to investors as they are representative of the Company's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

	Twelve Months Ended December 31, 2017	Percentage to Net Sales	Twelve Months Ended December 31, 2016 (MTM) (1)	Percentage to Net Sales	Twelve Months Ended December 31, 2016 (As Originally Reported) (2)	Percentage to Net Sales	Twelve Months Ended December 31, 2015 (MTM) (1)	Percentage to Net Sales	Twelve Months Ended December 31, 2015 (As Originally Reported) (2)	Percentage to Net Sales
(Dollars in millions)
Net Sales	$3,003.8		$2,669.8		$2,669.8		$2,872.3		$2,872.3

Net Income	$202.3	6.7%	$141.1	5.3%	$152.9	5.7%	$191.4	6.7%	$(68.0)	(2.4)%
Provision for income taxes	57.6	1.9%	60.5	2.3%	69.2	2.6%	26.3	0.8%	(121.6)	(4.3)%
Interest expense, net	34.2	1.2%	31.6	1.2%	31.6	1.2%	30.7	1.1%	30.7	1.1%
Depreciation and amortization	137.7	4.6%	131.7	4.9%	131.7	4.9%	130.8	4.6%	130.8	4.6%
Consolidated EBITDA	$431.8	14.4%	$364.9	13.7%	$385.4	14.4%	$379.2	13.2%	$(28.1)	(1.0)%
Adjustments:
CDSOA income, net of expense (3)	—	—%	(59.6)	(2.3)%	(59.6)	(2.3)%	—	—%	—	—%
Impairment, restructuring and reorganization charges (4)	11.2	0.3%	26.5	1.0%	26.5	1.0%	15.3	0.5%	15.3	0.5%
Health care plan modification costs	(0.7)	—%	2.9	0.1%	2.9	0.1%	—	—%	—	—%
Acquisition-related charges (5)	9.0	0.3%	4.2	0.2%	4.2	0.2%	5.7	0.2%	5.7	0.2%
(Gain) loss on divestiture and sale of real estate (6)	(3.6)	(0.1)%	(0.5)	—%	(0.5)	—%	(28.7)	(1.0)%	(28.7)	(1.0)%
Corporate pension and other postretirement benefit related charges (7)	18.1	0.6%	67.0	2.5%	28.1	1.1%	100.0	3.5%	465.0	16.2%
Tax indemnification and related items	(1.0)	—%	—	—%	—	—%	—	—%	—	—%
Fixed asset write-off	—	—%	—	—%	—	—%	9.7	0.4%	9.7	0.4%
Total Adjustments	33.0	1.1%	40.5	1.5%	1.6	0.1%	102.0	3.6%	467.0	16.3%
Adjusted EBITDA	$464.8	15.5%	$405.4	15.2%	$387.0	14.5%	$481.2	16.8%	$438.9	15.3%

(1) These 2015 and 2016 results are depicted to incorporate the financial impact if mark-to-market accounting was adopted in that respective year (as revised in the Company's 2017 Form 10-K).

(2) These 2015 and 2016 results are as originally reported in the respective year (prior to the adoption of mark-to-market accounting).

(3) U.S. Continued Dumping Subsidy Offset Act ("CDSOA") income represents the amount of funds received by the Company from monies collected by U.S. Customs and Border Protection on merchandise subject to anti-dumping orders that entered the U.S. prior to October 1, 2007.

(4) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants, and (iii) severance related to cost reduction initiatives. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(5) Acquisition-related charges represent transaction costs and the inventory step-up impact of acquisitions.

(6) Includes gain on the sale of Timken Alcor Aerospace Technologies, Inc ("Alcor") of $29.0 million in the fourth quarter of 2015.

(7) Corporate pension and other postretirement benefit related charges primarily represent actuarial (gains) and losses that resulted from the remeasurement of plan assets and obligations as a result of changes in assumptions. The Company recognizes actuarial (gains) and losses in connection with the annual remeasurement in the fourth quarter, or if specific events trigger a remeasurement.

5

TIMKEN

Reconciliation of segment EBITDA Margin, After Adjustments, to segment EBITDA as a Percentage of Sales and segment EBITDA, After Adjustments, to segment EBITDA:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance deemed useful to investors. Management believes that the non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin for the segments are useful to investors as they are representative of each segment's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

Mobile Industries
	Three Months Ended March 31, 2019	Percentage to Net Sales	Three Months Ended June 30, 2019	Percentage to Net Sales	Three Months Ended September 30, 2019	Percentage to Net Sales	Nine Months Ended September 30, 2019	Percentage to Net Sales
(Dollars in millions)
Net sales	$500.0		$493.7		$455.1		$1,448.8
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$79.3	15.9%	$78.0	15.8%	$70.1	15.4%	$227.4	15.7%
Impairment, restructuring and reorganization charges (1)	0.3	—%	0.7	0.1%	1.1	0.2%	2.1	0.1%
Gain on sale of real estate (2)	(1.7)	(0.3)%	—	—%	—	—%	(1.7)	(0.1)%
Property loss and related expenses (3)	6.0	1.2%	(0.2)	—%	0.7	0.2%	6.5	0.5%
Acquisition-related charges (4)	—	—%	0.1	—%	—	—%	0.1	—%
Adjusted EBITDA	$83.9	16.8%	$78.6	15.9%	$71.9	15.8%	$234.4	16.2%

Process Industries
	Three Months Ended March 31, 2019	Percentage to Net Sales	Three Months Ended June 30, 2019	Percentage to Net Sales	Three Months Ended September 30, 2019	Percentage to Net Sales	Nine Months Ended September 30, 2019	Percentage to Net Sales
(Dollars in millions)
Net sales	$479.7		$506.3		$458.9		$1,444.9
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$127.6	26.6%	$125.7	24.8%	$116.5	25.4%	$369.8	25.6%
Impairment, restructuring and reorganization charges (1)	(0.3)	(0.1)%	1.5	0.3%	1.2	0.3%	2.4	0.2%
Acquisition-related charges (4)	3.9	0.8%	2.5	0.5%	1.5	0.3%	7.9	0.5%
Adjusted EBITDA	$131.2	27.4%	$129.7	25.6%	$119.2	26.0%	$380.1	26.3%

(1) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants and (iii) severance related to cost reduction initiatives. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(2) The gain on sale of real estate related to the sale of a manufacturing facility in Pulaski, Tennessee during the first quarter of 2019. This amount was recorded in other income.

(3)  Represents property loss and related expenses during the year (net of insurance proceeds) resulting from property loss that occurred during the first quarter of 2019 at one of the Company's warehouses in Knoxville, Tennessee and during the third quarter of 2019 at one of the Company's warehouses in Yantai, China.

(4) Acquisition-related charges in 2019 primarily related to the inventory step-up impact for the Rollon and Diamond Chain acquisitions.

6

TIMKEN

Reconciliation of segment EBITDA Margin, After Adjustments, to segment EBITDA as a Percentage of Sales and segment EBITDA, After Adjustments, to segment EBITDA:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance deemed useful to investors. Management believes that the non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin for the segments are useful to investors as they are representative of each segment's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

Mobile Industries
	Three Months Ended March 31, 2018	Percentage to Net Sales	Three Months Ended June 30, 2018	Percentage to Net Sales	Three Months Ended September 30, 2018	Percentage to Net Sales	Three Months Ended December 31, 2018	Percentage to Net Sales	Twelve Months Ended December 31, 2018	Percentage to Net Sales
(Dollars in millions)
Net sales	$488.5		$489.1		$464.2		$461.9		$1,903.7
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$69.9	14.3%	$72.8	14.9%	$68.4	14.7%	$61.1	13.2%	$272.2	14.3%
Impairment, restructuring and reorganization charges (1)	0.7	0.1%	0.4	0.1%	0.9	0.2%	1.0	0.2%	3.0	0.2%
Loss on divestiture (2)	—	—%	—	—%	0.6	0.1%	0.2	—%	0.8	—%
Acquisition-related charges (3)	—	—%	—	—%	0.4	0.1%	2.7	0.7%	3.1	0.2%
Adjusted EBITDA	$70.6	14.4%	$73.2	15.0%	$70.3	15.1%	$65.0	14.1%	$279.1	14.7%

Process Industries
	Three Months Ended March 31, 2018	Percentage to Net Sales	Three Months Ended June 30, 2018	Percentage to Net Sales	Three Months Ended September 30, 2018	Percentage to Net Sales	Three Months Ended December 31, 2018	Percentage to Net Sales	Twelve Months Ended December 31, 2018	Percentage to Net Sales
(Dollars in millions)
Net sales	$394.6		$417.2		$417.1		$448.2		$1,677.1
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$98.4	24.9%	$107.2	25.7%	$98.9	23.7%	$101.2	22.6%	$405.7	24.2%
Impairment, restructuring and reorganization charges (1)	—	—%	0.2	0.1%	0.8	0.2%	1.6	0.4%	2.6	0.2%
Acquisition-related charges (3)	—	—%	—	—%	1.4	0.4%	6.6	1.4%	8.0	0.4%
Adjusted EBITDA	$98.4	24.9%	$107.4	25.8%	$101.1	24.2%	$109.4	24.4%	$416.3	24.8%

(1) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants and (iii) severance related to cost reduction initiatives. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(2) Loss on divestiture relates to the sale of the ICT Business.

(3) Acquisition-related charges in 2018 related to the inventory step-up for the ABC Bearings, Cone Drive and Rollon acquisitions.

7

TIMKEN

Reconciliation of segment EBITDA Margin, After Adjustments, to segment EBITDA as a Percentage of Sales and segment EBITDA, After Adjustments, to segment EBITDA:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance deemed useful to investors. Management believes that the non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin for the segments are useful to investors as they are representative of each segment's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

Mobile Industries
	Twelve Months Ended December 31, 2017	Percentage to Net Sales	Twelve Months Ended December 31, 2016 (MTM) (1)	Percentage to Net Sales	Twelve Months Ended December 31, 2016 (As Originally Reported) (2)	Percentage to Net Sales	Twelve Months Ended December 31, 2015 (MTM) (1)	Percentage to Net Sales	Twelve Months Ended December 31, 2015 (As Originally Reported) (2)	Percentage to Net Sales
(Dollars in millions)
Net sales	$1,640.0		$1,446.4		$1,446.4		$1,558.3		$1,558.3
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$209.9	12.8%	$182.7	12.6%	$174.7	12.1%	$256.3	16.4%	$238.1	15.3%
Impairment, restructuring and reorganization charges (3)	10.3	0.6%	20.0	1.4%	20.0	1.4%	6.3	0.4%	6.3	0.4%
Gain on dissolution of subsidiary (4)	—	—%	(1.4)	(0.1)%	(1.4)	(0.1)%	(29.0)	(1.9)%	(29.0)	(1.9)%
Gain on sale of real estate (5)	(3.6)	(0.2)%	—	—%	—	—%	—	—%	—	—%
Health care plan modification costs (6)	(0.4)	—%	1.7	0.1%	1.7	0.1%	—	—%	—	—%
Acquisition-related charges (7)	4.4	0.3%	—	—%	—	—%	3.0	0.3%	3.0	0.2%
Fixed asset write-off (9)	—	—%	—	—%	—	—%	1.5	0.1%	1.5	0.1%
Adjusted EBITDA	$220.6	13.5%	$203.0	14.0%	$195.0	13.5%	$238.1	15.3%	$219.9	14.1%

Process Industries
	Twelve Months Ended December 31, 2017	Percentage to Net Sales	Twelve Months Ended December 31, 2016 (MTM) (1)	Percentage to Net Sales	Twelve Months Ended December 31, 2016 (As Originally Reported) (2)	Percentage to Net Sales	Twelve Months Ended December 31, 2015 (MTM) (1)	Percentage to Net Sales	Twelve Months Ended December 31, 2015 (As Originally Reported) (2)	Percentage to Net Sales
(Dollars in millions)
Net sales	$1,363.8		$1,223.4		$1,223.4		$1,314.0		$1,314.0
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$288.6	21.2%	$233.3	19.1%	$228.3	18.7%	$266.5	20.3%	$255.3	19.4%
Impairment, restructuring and reorganization charges (3)	0.3	—%	6.7	0.5%	6.7	0.5%	8.9	0.7%	8.9	0.7%
Loss on dissolution/divestment of subsidiary (4)	—	—%	0.9	0.1%	0.9	0.1%	0.3	—%	0.3	—%
Health care plan modification costs (6)	(0.2)	—%	0.7	0.1%	0.7	0.1%	—	—%	—	—%
Acquisition-related charges (7)	0.2	—%	2.4	0.2%	2.4	0.2%	1.8	0.2%	1.8	0.2%
Fixed asset write-off (9)	—	—%	—	—%	—	—%	8.2	0.6%	8.2	0.6%
Adjusted EBITDA	$288.9	21.2%	$244.0	19.9%	$239.0	19.6%	$285.7	21.7%	$274.5	20.9%

(1) These 2015 and 2016 results are depicted to incorporate the financial impact if mark-to-market accounting was adopted in that respective year (as revised in the Company's 2017 Form 10-K).

(2) These 2015 and 2016 results are as originally reported in the respective year (prior to the adoption of mark-to-market accounting).

(3) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants and (iii) severance related to cost reduction initiatives. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(4) Includes gain on the sale of Alcor in the fourth quarter of 2015.

(5) The gain on the sale of real estate related to the sale of a manufacturing facility in South Africa and a manufacturing facility in Altavista, Virginia during the second and third quarter of 2017, respectively. These amounts were recorded in other income.

(6) Health care plan modification costs represent one-time charges associated with a redesign in medical insurance options available for active associates. In connection with the redesign, the Company elected to pay certain unused reimbursement account balances to associates impacted by the change in available options.

(7) Acquisition-related charges represent transaction costs and the inventory step-up impact of acquisitions.

(8) The fixed asset write-off related to costs that remained in construction in process after the related assets were placed into service. Management of the Company concluded that the correction of this error in the fourth quarter of 2015 and the presence of this error in prior periods is immaterial to all periods presented.

8